SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):
                        February 24, 1998

                     GERMAN AMERICAN BANCORP
      (Exact Name of Registrant as Specified in its Charter)

                             INDIANA
          (State or Other Jurisdiction of Incorporation)

           0-11244                           35-1547518
     (Commission File No.)                      (I.R.S. Employer
                                              Identification No.)

                 711 Main Street, Jasper, Indiana
             (Address of Principal Executive Officer)

                              47546
                            (Zip Code)


                          (812) 482-1314
       (Registrant's Telephone Number, Including Area Code)
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Attached as Exhibit 99 to this report are supplemental consolidated financial statements of the Registrant that give retroactive effect to the merger of the Registrant and Peoples Bancorp of Washington on March 4, 1997, which has been accounted for as a pooling of interests, and related summary financial data and Managements' Discussion and Analysis disclosures based upon the supplemental consolidated financial statements.


Exhibit No.                Description                           Page

     99.1                Supplemental Consolidated Financial    4
                    Statements, Data, and Discussion:

                         Five Year Summary of Supplemental      4
                         Consolidated Financial Statements and
                         Related Statistics

                         Management's Discussion and Analysis   5
                         of Financial Condition and Results of
                         Operations

                         Supplemental Consolidated Financial   19
                         Statements, December 31, 1996, 1995,
                         and 1994

                         Independent Auditors' Report          41

                         Market and Dividend Information for   42
                         German American Bancorp Common Stock











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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24,1998   GERMAN AMERICAN BANCORP


                                   By /s/ George W. Astrike,
                                        George W. Astrike, Chairman of
                                        the Board and Chief Executive
                                        Officer


                                   By /s/ Richard E. Trent
                                        Richard E. Trent,
                                        Vice President and Chief
                                     (Principal Financial Officer)


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